Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of December 31, 2009

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF DECEMBER 31, 2009

INDEX TO SUPPLEMENT
Page:

SAFE HARBOR STATEMENT	1

REGULATION G – NON GAAP FINANCIAL MEASURES	2

SUMMARY FINANCIAL HIGHLIGHTS	3

SEGMENTED CONDENSED BALANCE SHEETS	5

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	6

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	7

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	9

INVESTMENTS	18

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	20

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	21

RATINGS SUMMARY	22

EXHIBIT I - TOP 30 CORPORATE ISSUER EXPOSURES	23

EXHIBIT II - COMMERCIAL MORTGAGE LOANS SUMMARY	24

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $8 billion in annual revenue. Assurant has approximately 15,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement or its exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) deterioration in the Company’s market capitalization compared to its book value that could impair the Company’s goodwill; (iv) negative impact on our business and negative publicity due to unfavorable outcomes in litigation and/or regulatory investigations; (v) current or new laws and regulations, including proposed legislation relating to health care reform, that could increase our costs and/or decrease our revenues; (vi) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (vii) inadequacy of reserves established for future claims losses; (viii) failure to predict or manage benefits, claims and other costs; (ix) losses due to natural and man-made catastrophes; (x) increases or decreases in tax valuation allowances; (xi) fluctuations in exchange rates and other risks related to our international operations; (xii) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xiii) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments, and inability to target an appropriate overall risk level); (xiv) inability of reinsurers to meet their obligations; (xv) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xvi) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xvii) a further decline in the manufactured housing industry; (xviii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xix) failure to effectively maintain and modernize our information systems; (xx) failure to protect client information and privacy; (xxi) failure to find and integrate suitable acquisitions and new insurance ventures; (xxii) inability of our subsidiaries to pay sufficient dividends; (xxiii) failure to provide for succession of senior management and key executives; and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2008 Annual Report on Form 10-K and our upcoming 2009 Annual Report on Form 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals net operating income for the periods presented divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized, if necessary. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of net realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended December 31, 2009 and 2008 was 1.0% and 19.6%, respectively, and for the year ended December 31, 2009 and 2008 was 10.1% and 11.5%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

(3) Assurant uses book value per diluted share excluding accumulated other comprehensive income (AOCI), as an important measure of the Company’s stockholder value. Book value per diluted share excluding AOCI equals total stockholders’ equity excluding AOCI divided by diluted shares outstanding. The company believes book value per diluted share excluding AOCI provides investors a valuable measure of stockholder value because it excludes the effect of unrealized gains (losses) on investments which tend to be highly variable from period to period and other comprehensive income items. The comparable GAAP measure for this included measure would be book value per diluted share defined as total stockholders’ equity divided by diluted shares outstanding. Book value per diluted share was $41.03 as of December 31, 2009, as shown in the reconciliation below.

As of December 31, 2009
Book value per diluted share (excluding AOCI)	$40.47
Change due to effect of including AOCI	0.56

Book value per diluted share	$41.03

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
($ in thousands, except number of shares and per share amounts)	2009	2008	2009	2008
Net operating income (1)	$101,566	$153,719	$464,870	$637,443

Net realized losses on investments	(7,561)	(33,642)	(34,838)	(278,641)

Tax benefit realized from the sale of an inactive subsidiary	—	62,364	—	88,994

Change in tax valuation allowance	936	—	—	—

Legal settlement and related expenses	—	—	83,542	—

Goodwill impairment	(83,000)	—	(83,000)	—

Net income	$11,941	$182,441	$430,574	$447,796

Total revenues	$2,182,142	$2,220,608	$8,700,501	$8,601,228

PER SHARE AND SHARE DATA (2):

Basic earnings per common share
Net operating income	$0.86	$1.31	$3.94	$5.40
Net income	$0.10	$1.55	$3.65	$3.79
Weighted average common shares outstanding - basic	117,589,401	117,629,438	118,036,632	118,005,967

Diluted earnings per common share
Net operating income	$0.86	$1.30	$3.92	$5.36
Net income	$0.10	$1.55	$3.63	$3.76
Weighted average common shares outstanding - diluted	118,235,310	117,908,809	118,495,640	118,974,679

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.

(2)	Weighted average shares outstanding and earnings per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification (“ASC”) Topic 260, Earnings Per Share. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed third quarter 2009 Form 10-Q and our upcoming 2009 Annual Report on Form 10-K.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of December 31, 2009	As of September 30, 2009	As of June 30, 2009	As of March 31, 2009	As of December 31, 2008

Total assets	$25,841,796	$25,665,578	$24,822,474	$23,820,644	$24,514,586

Total stockholders’ equity	$4,853,249	$4,903,449	$4,364,577	$3,670,322	$3,709,505

Total stockholders’ equity (excluding AOCI)	$4,787,324	$4,781,088	$4,676,177	$4,452,650	$4,380,451

Basic book value per share (1)	$41.27	$41.71	$36.83	$30.99	$31.53
Basic book value per share (excluding AOCI) (1) (2)	$40.71	$40.66	$39.46	$37.60	$37.24
Shares outstanding for basic book value per share calculation (1)	117,591,250	117,572,997	118,494,717	118,432,367	117,640,936

Diluted book value per share (1)	$41.03	$41.61	$36.76	$30.98	$31.47
Diluted book value per share (excluding AOCI) (1) (2)	$40.47	$40.57	$39.38	$37.58	$37.16
Shares outstanding for diluted book value per share calculation (1)	118,293,293	117,854,377	118,736,239	118,477,818	117,870,037

Debt to total capital ratio (excluding AOCI)	17.0%	17.0%	17.3%	18.0%	18.3%

(1)	Shares outstanding for book value per share calculations and book value per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed third quarter 2009 Form 10-Q and our upcoming 2009 Annual Report on Form 10-K.

(2)	See Footnote (3) in Regulation G - Non GAAP Financial Measures.

Assurant, Inc.

Segmented Condensed Balance Sheets

(Unaudited)

	At December 31, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,393,989	$2,287,688	$954,132	$2,343,922	$1,496,653	$14,476,384
Reinsurance recoverables	674,806	329,512	7,251	21,589	3,179,705	4,212,863
Deferred acquisition costs	2,257,568	214,300	8,338	24,448	—	2,504,654
Goodwill	—	—	—	—	926,398	926,398
Assets held in separate accounts	219,166	—	—	—	1,753,166	1,972,332
Other assets	546,271	355,240	108,846	131,708	607,100	1,749,165

Total assets	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

Liabilities
Policyholder benefits and claims payable	$4,772,514	$345,109	$491,899	$1,718,623	$3,387,815	$10,715,960
Unearned premiums	3,655,942	1,315,881	124,515	15,721	41,505	5,153,564
Debt	—	—	—	—	972,058	972,058
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	219,166	—	—	—	1,753,166	1,972,332
Accounts payable and other liabilities	790,361	340,952	152,947	250,282	631,931	2,166,473

Total liabilities	9,437,983	2,001,942	769,361	1,984,626	6,794,635	20,988,547
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,653,817	1,184,798	309,206	537,041	1,102,462	4,787,324
Accumulated other comprehensive income	—	—	—	—	65,925	65,925

Total stockholders’ equity	1,653,817	1,184,798	309,206	537,041	1,168,387	4,853,249

Total liabilities and stockholders’ equity	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

	At December 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,457,948	$2,434,697	$899,271	$2,376,324	$(60,764)	$13,107,476
Reinsurance recoverables	625,127	369,328	7,333	21,414	2,986,968	4,010,170
Deferred acquisition costs	2,407,675	201,817	16,623	24,557	—	2,650,672
Goodwill	—	—	—	—	1,001,899	1,001,899
Assets held in separate accounts	208,352	—	—	—	1,570,457	1,778,809
Other assets	452,076	329,288	117,534	136,770	929,892	1,965,560

Total assets	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

Liabilities
Policyholder benefits and claims payable	$4,588,939	$414,832	$423,100	$1,775,990	$3,195,515	$10,398,376
Unearned premiums	3,985,167	1,243,043	124,759	13,168	41,722	5,407,859
Debt	—	—	—	—	971,957	971,957
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	208,352	—	—	—	1,570,457	1,778,809
Accounts payable and other liabilities	828,654	400,652	155,427	266,356	585,831	2,236,920

Total liabilities	9,611,112	2,058,527	703,286	2,055,514	6,376,642	20,805,081
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,540,066	1,276,603	337,475	503,551	722,756	4,380,451
Accumulated other comprehensive loss	—	—	—	—	(670,946)	(670,946)

Total stockholders’ equity	1,540,066	1,276,603	337,475	503,551	51,810	3,709,505

Total liabilities and stockholders’ equity	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

(1)	Corporate & Other includes all accumulated other comprehensive income/loss and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income (Loss)

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands, net of tax)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Assurant Solutions	$30,203	$31,644	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$120,052	$112,183
Assurant Specialty Property	106,944	103,157	91,228	104,668	118,475	30,942	131,042	124,744	405,997	405,203
Assurant Health	(29,715)	(4,847)	(10,330)	14,672	25,066	30,204	27,721	37,263	(30,220)	120,254
Assurant Employee Benefits	11,556	11,450	12,128	7,022	14,138	21,457	18,630	16,332	42,156	70,557
Corporate and other	(8,938)	(9,743)	(16,157)	(13,442)	(10,735)	(14,858)	(18,777)	(5,882)	(48,280)	(50,252)
Amortization of deferred gains on disposal of businesses	1,370	4,421	4,388	4,421	4,763	4,796	4,763	4,796	14,600	19,118
Interest expense	(9,854)	(9,854)	(9,854)	(9,873)	(9,872)	(9,874)	(9,937)	(9,937)	(39,435)	(39,620)

Net operating income	101,566	126,228	99,297	137,779	153,719	83,054	185,797	214,873	464,870	637,443

Adjustments:
Net realized (losses) gains on investments	(7,561)	12,913	(3,992)	(36,198)	(33,642)	(194,483)	(22,473)	(28,043)	(34,838)	(278,641)
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	62,364	—	26,630	—	—	88,994
Change in tax valuation allowance	936	7,043	13,021	(21,000)	—	—	—	—	—	—
Legal settlement and related expenses	—	(1,454)	84,996	—	—	—	—	—	83,542	—
Goodwill impairment	(83,000)	—	—	—	—	—	—	—	(83,000)	—

Net income (loss)	$11,941	$144,730	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$430,574	$447,796

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands, except per share data and closing stock price)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$1,925,492	$1,874,398	$1,875,866	$1,874,579	$2,004,279	$1,984,136	$1,995,516	$1,941,417	$7,550,335	$7,925,348
Net investment income	172,503	172,924	174,932	178,479	183,048	192,314	201,211	197,774	698,838	774,347
Net realized (losses) gains on investments	(11,632)	19,866	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(53,597)	(428,679)
Amortization of deferred gains on disposal of businesses	2,107	6,802	6,750	6,802	7,327	7,379	7,327	7,379	22,461	29,412
Fees and other income	93,672	82,883	222,203	83,706	77,711	69,911	79,280	73,898	482,464	300,800

	2,182,142	2,156,873	2,273,609	2,087,877	2,220,608	1,954,535	2,248,760	2,177,325	8,700,501	8,601,228

Benefits, losses and expenses:
Policyholder benefits	977,093	941,145	989,402	960,342	988,432	1,095,048	998,208	937,459	3,867,982	4,019,147
Selling, underwriting, general and administrative expenses	1,045,734	991,502	987,529	954,479	1,025,532	1,007,817	985,851	938,650	3,979,244	3,957,850
Goodwill impairment (3)	83,000	—	—	—	—	—	—	—	83,000	—
Interest expense	15,160	15,160	15,160	15,189	15,188	15,190	15,287	15,288	60,669	60,953

	2,120,987	1,947,807	1,992,091	1,930,010	2,029,152	2,118,055	1,999,346	1,891,397	7,990,895	8,037,950

Income (loss) before provision (benefit) for income taxes	61,155	209,066	281,518	157,867	191,456	(163,520)	249,414	285,928	709,606	563,278
Provision (benefit) for income taxes	49,214	64,336	88,196	77,286	9,015	(52,091)	59,460	99,098	279,032	115,482

Net income (loss)	$11,941	$144,730	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$430,574	$447,796

Diluted per share data:
Net operating income per diluted share (1)	$0.86	$1.07	$0.84	$1.17	$1.30	$0.70	$1.55	$1.80	$3.92	$5.36
Book value per diluted share (excluding AOCI) (1)	$40.47	$40.57	$39.38	$37.58	$37.16	$35.56	$36.64	$35.28	$40.47	$37.16

Computation of return on average equity measures:
Numerator:
Net operating income	$101,566	$126,228	$99,297	$137,779	$153,719	$83,054	$185,797	$214,873	$464,870	$637,443
Net income (loss)	11,941	144,730	193,322	80,581	182,441	(111,429)	189,954	186,830	430,574	447,796
Denominator:
Average equity, excluding AOCI	$4,784,207	4,728,633	4,564,413	4,416,551	4,294,030	4,296,429	4,298,980	4,123,852	4,583,888	4,207,722
Add: Average AOCI	94,143	(94,620)	(546,964)	(726,637)	(573,372)	(306,783)	(71,632)	24,207	(302,511)	(308,518)

Average equity, including AOCI	$4,878,350	$4,634,013	$4,017,449	$3,689,914	$3,720,658	$3,989,646	$4,227,348	$4,148,059	$4,281,377	$3,899,204

Annualized operating return on average equity	8.5%	10.7%	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.1%	15.1%
Annualized GAAP return on average equity	1.0%	12.5%	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	10.1%	11.5%

Annualized operating return on average equity (excluding AOCI) (2)	8.5%	10.7%	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.1%	15.1%
Net realized gains (losses) on investments	-0.6%	1.1%	-0.3%	-3.3%	-3.1%	-18.1%	-2.1%	-2.7%	-0.8%	-6.6%
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	5.8%	—	2.5%	—	—	2.1%
Change in tax valuation allowance	0.1%	0.6%	1.1%	-1.9%	—	—	—	—	—	—
Legal settlement and related expenses	—	-0.1%	7.4%	—	—	—	—	—	1.8%	—
Goodwill impairment	-6.8%	—	—	—	—	—	—	—	-7.7%	—
Change due to effect of including AOCI	-0.2%	0.2%	2.3%	1.4%	2.6%	-0.8%	0.3%	-0.1%	6.7%	0.8%

Annualized GAAP return on average equity (2)	1.0%	12.5%	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	10.1%	11.5%

(1)	Net operating income per diluted share and book value per diluted share have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed third quarter 2009 Form 10-Q and our upcoming 2009 Annual Report on Form 10-K.

(2)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc. (continued)

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands, except per share data and closing stock price)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Share repurchases:
Shares repurchased	—	1,122,050	—	—	—	1,000,000	—	—	1,122,050	1,000,000
Average repurchase price per share	$—	$28.47	$—	$—	$—	$59.00	$—	$—	$28.47	$59.00
Repurchase price	$—	$31,948	$—	$—	$—	$59,000	$—	$—	$31,948	$59,000

AIZ Closing stock price (NYSE)	$29.48	$32.06	$24.09	$21.78	$30.00	$55.00	$65.96	$60.86	$29.48	$30.00

Investment yield (3)	4.96%	5.08%	5.23%	5.32%	5.29%	5.44%	5.56%	5.61%	5.13%	5.50%
Tax-adjusted yield (3) (4)	5.09%	5.21%	5.37%	5.47%	5.44%	5.59%	5.71%	5.72%	5.27%	5.64%
Investment (loss) income from real estate joint venture partnerships	$—	$(677)	$—	$—	$414	$—	$3,457	$—	$(677)	$3,871

(3)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$690,150	$669,344	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$2,671,041	$2,813,407
Net investment income	98,447	97,681	97,106	97,995	99,921	105,539	108,425	106,730	391,229	420,615
Fees and other income	62,466	50,093	51,960	52,031	49,936	40,623	47,668	44,281	216,550	182,508

	851,063	817,118	816,001	794,638	872,027	853,277	856,722	834,504	3,278,820	3,416,530

Benefits, losses and expenses:
Policyholder benefits	246,871	248,933	261,325	272,022	310,715	295,190	306,173	286,680	1,029,151	1,198,758
Selling, underwriting, general and administrative expenses	550,139	520,217	509,388	475,604	535,507	527,779	503,073	475,533	2,055,348	2,041,892

	797,010	769,150	770,713	747,626	846,222	822,969	809,246	762,213	3,084,499	3,240,650

Income before provision for income taxes	54,053	47,968	45,288	47,012	25,805	30,308	47,476	72,291	194,321	175,880
Provision for income taxes	23,850	16,324	17,394	16,701	13,921	9,921	15,121	24,734	74,269	63,697

Net operating income	$30,203	$31,644	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$120,052	$112,183

Net earned premiums and other considerations:
Domestic:
Credit	$53,050	$59,562	$62,740	$65,941	$66,166	$70,270	$69,808	$73,253	$241,293	$279,497
Service contracts	362,404	348,258	354,783	346,508	375,433	334,386	335,552	319,515	1,411,953	1,364,886
Other	23,835	24,471	22,054	14,579	15,854	13,685	15,186	15,434	84,939	60,159

Total Domestic	439,289	432,291	439,577	427,028	457,453	418,341	420,546	408,202	1,738,185	1,704,542

International:
Credit	85,711	80,743	79,835	74,173	82,872	98,645	88,661	98,264	320,462	368,442
Service contracts	122,053	108,458	97,280	87,903	93,708	93,745	90,128	77,667	415,694	355,248
Other	3,939	4,025	4,107	3,660	3,813	(139)	6,903	9,598	15,731	20,175

Total International	211,703	193,226	181,222	165,736	180,393	192,251	185,692	185,529	751,887	743,865

Preneed*:
Domestic and international	33,374	37,123	39,229	44,486	76,616	88,293	85,253	80,654	154,212	330,816
Domestic independent runoff	5,784	6,704	6,907	7,362	7,708	8,230	9,138	9,108	26,757	34,184

Total Preneed	39,158	43,827	46,136	51,848	84,324	96,523	94,391	89,762	180,969	365,000

Total	$690,150	$669,344	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$2,671,041	$2,813,407

Fee income:
Domestic:
Debt protection	$10,014	$10,541	$10,232	$9,271	$9,765	$8,495	$8,284	$7,915	$40,058	$34,459
Service contracts	28,249	23,384	23,068	27,709	22,515	18,472	19,941	18,370	102,410	79,298
Other	4,551	4,443	5,593	3,947	6,614	6,873	7,439	5,735	18,534	26,661

Total Domestic	42,814	38,368	38,893	40,927	38,894	33,840	35,664	32,020	161,002	140,418

International	6,928	7,400	7,330	6,072	6,201	7,272	9,706	9,740	27,730	32,919
Preneed	12,724	4,325	5,737	5,032	4,841	(489)	2,298	2,521	27,818	9,171

Total	$62,466	$50,093	$51,960	$52,031	$49,936	$40,623	$47,668	$44,281	$216,550	$182,508

*	As of January 1, 2009, net earned premiums are recorded in accordance with universal life insurance guidance which is now within ASC Topic 944, Financial Services - Insurance.

As a result, net earned premiums no longer include new preneed sales.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Gross written premiums:
Domestic:
Credit	$120,139	$134,597	$136,450	$135,346	$147,313	$151,717	$152,730	$152,341	$526,532	$604,101
Service contracts	261,165	259,316	245,306	246,883	355,163	385,153	396,157	393,811	1,012,670	1,530,284
Other	18,842	14,210	43,985	15,074	19,701	17,858	17,076	16,758	92,111	71,393

Total Domestic	400,146	408,123	425,741	397,303	522,177	554,728	565,963	562,910	1,631,313	2,205,778

International:
Credit	252,660	221,581	197,605	171,379	180,516	213,322	214,407	219,212	843,225	827,457
Service contracts	139,144	118,256	98,494	107,070	132,710	133,226	110,714	101,002	462,964	477,652
Other	6,794	7,652	6,734	5,387	5,696	1,375	8,962	11,348	26,567	27,381

Total International	398,598	347,489	302,833	283,836	318,922	347,923	334,083	331,562	1,332,756	1,332,490

Total	$798,744	$755,612	$728,574	$681,139	$841,099	$902,651	$900,046	$894,472	$2,964,069	$3,538,268

Preneed (face sales)	$145,678	$137,301	$126,263	$103,124	$99,009	$121,021	$120,859	$104,424	$512,366	$445,313

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-5.04%	-16.29%	-19.05%	-23.85%	-19.10%	-7.40%	-4.26%	-2.62%	-16.23%	-8.65%
FX impact	3.24%	-3.12%	-5.03%	-6.83%	-5.53%	0.96%	2.34%	3.43%	-3.04%	0.14%

Excluding FX impact	-8.28%	-13.17%	-14.02%	-17.02%	-13.57%	-8.36%	-6.60%	-6.05%	-13.19%	-8.79%
Net earned premiums:
Including FX impact	-4.43%	-5.34%	-4.81%	-5.69%	6.38%	8.80%	13.25%	17.23%	-5.06%	11.18%
FX impact	1.63%	-2.64%	-3.76%	-5.37%	-4.42%	0.56%	1.65%	2.42%	-2.49%	-0.08%

Excluding FX impact	-6.06%	-2.70%	-1.05%	-0.32%	10.80%	8.24%	11.60%	14.81%	-2.57%	11.26%
Net operating income:
Including FX impact	154.14%	55.21%	-13.79%	-36.26%	-63.17%	-45.45%	7.10%	7.91%	7.01%	-22.05%
FX impact	4.79%	-8.34%	3.32%	-0.51%	0.24%	-1.42%	-4.64%	1.99%	-0.27%	-1.00%

Excluding FX impact	149.35%	63.55%	-17.11%	-35.75%	-63.41%	-44.03%	11.74%	5.92%	7.28%	-21.05%

Combined ratios (a):
Domestic	94.6%	98.2%	97.6%	98.3%	101.6%	104.7%	99.4%	96.5%	97.2%	100.6%
International	114.5%	108.8%	111.6%	107.3%	113.9%	105.6%	111.4%	102.3%	110.7%	108.2%

Preneed yield (2)	5.87%	5.89%	5.83%	5.94%	5.89%	6.04%	6.16%	6.13%	5.87%	6.06%
Preneed average invested assets	$4,055,563	$3,996,330	$3,907,868	$3,861,302	$3,896,574	$3,919,388	$3,937,722	$3,963,127	$3,960,136	$3,927,096

Investment yield (2)	5.40%	5.36%	5.41%	5.45%	5.34%	5.60%	5.76%	5.72%	5.40%	5.62%
Tax-adjusted yield (2) (3)	5.50%	5.47%	5.52%	5.57%	5.45%	5.72%	5.89%	5.81%	5.51%	5.73%

Investment (loss) income from real estate joint venture partnerships	$—	$(237)	$—	$—	$240	$—	$1,210	$—	$(237)	$1,450

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$497,200	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,947,529	$2,048,238
Net investment income	26,031	26,550	28,320	29,436	30,542	31,129	31,997	29,375	110,337	123,043
Fees and other income	14,824	15,100	13,642	13,324	11,910	12,501	11,996	13,593	56,890	50,000

	538,055	520,351	519,800	536,550	562,121	556,858	577,907	524,395	2,114,756	2,221,281

Benefits, losses and expenses:
Policyholder benefits	162,139	156,076	178,167	167,800	166,692	302,105	171,793	144,813	664,182	785,403
Selling, underwriting, general and administrative expenses	212,203	206,992	203,416	209,917	214,148	208,519	206,339	188,842	832,528	817,848

	374,342	363,068	381,583	377,717	380,840	510,624	378,132	333,655	1,496,710	1,603,251

Income before provision for income taxes	163,713	157,283	138,217	158,833	181,281	46,234	199,775	190,740	618,046	618,030
Provision for income taxes	56,769	54,126	46,989	54,165	62,806	15,292	68,733	65,996	212,049	212,827

Net operating income	$106,944	$103,157	$91,228	$104,668	$118,475	$30,942	$131,042	$124,744	$405,997	$405,203

Net earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$351,178	$333,068	$336,338	$348,447	$369,458	$368,066	$391,153	$342,335	$1,369,031	$1,471,012
Manufactured Housing (Creditor-Placed & Voluntary)	54,609	54,347	55,128	55,876	56,275	55,389	56,483	57,061	219,960	225,208
Other	91,413	91,286	86,372	89,467	93,936	89,773	86,278	82,031	358,538	352,018

Total	$497,200	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,947,529	$2,048,238

Gross earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$460,289	$427,030	$430,568	$437,391	$456,631	$450,274	$460,818	$402,062	$1,755,278	$1,769,785
Manufactured Housing (Creditor-Placed & Voluntary)	76,339	76,448	77,083	77,484	79,690	80,570	80,069	80,850	307,354	321,179
Other	150,695	150,604	147,449	151,429	156,843	152,899	146,880	140,793	600,177	597,415

Total	$687,323	$654,082	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$2,662,809	$2,688,379

Gross written premiums:
Homeowners (Creditor-Placed & Voluntary)	$533,454	$437,835	$437,271	$412,706	$502,162	$492,069	$529,444	$419,501	$1,821,266	$1,943,176
Manufactured Housing (Creditor-Placed & Voluntary)	76,441	75,935	77,969	69,852	76,346	80,909	79,451	70,131	300,197	306,837
Other	157,209	167,968	154,864	131,701	147,675	187,929	169,849	125,316	611,742	630,769

Total	$767,104	$681,738	$670,104	$614,259	$726,183	$760,907	$778,744	$614,948	$2,733,205	$2,880,782

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$687,323	$654,082	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$2,662,809	$2,688,379
Ceded catastrophe reinsurance and reinstatements	(46,945)	(48,794)	(44,688)	(42,994)	(36,793)	(53,149)	(34,015)	(30,030)	(183,421)	(153,987)
Ceded to clients including U.S. Government	(143,178)	(126,587)	(132,574)	(129,520)	(136,702)	(117,366)	(119,838)	(112,248)	(531,859)	(486,154)

Net earned premiums	$497,200	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,947,529	$2,048,238

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008
Creditor-Placed Homeowners Insurance (1):

Loans tracked (in millions):
Prime	25.6	25.7	25.4	25.7	25.9	26.2	26.3	26.2	25.6	25.9
Sub-prime	3.9	3.8	3.6	3.8	4.0	4.1	4.2	4.4	3.9	4.0

	29.5	29.5	29.0	29.5	29.9	30.3	30.5	30.6	29.5	29.9

Average placement rates (2):
Prime	1.24%	1.18%	1.18%	1.13%	1.07%	1.03%	0.99%	0.96%	1.24%	1.07%
Sub-prime	9.51%	9.51%	9.39%	9.14%	9.19%	8.92%	8.70%	8.33%	9.51%	9.19%

Average insured value (AIV):
Creditor-placed	$177	$174	$172	$168	$167	$166	$164	$161	$177	$167
Real estate owned	$227	$226	$228	$228	$228	$223	$217	$206	$227	$228

Percent of creditor-placed premiums from real estate owned policies:
% of gross earned premiums	12%	14%	16%	20%	23%	23%	21%	21%	16%	22%
% of gross written premiums	9%	12%	12%	20%	19%	23%	22%	21%	13%	22%

Ratios:
Loss ratio (a)	32.6%	32.6%	37.3%	34.0%	32.1%	58.9%	32.2%	30.1%	34.1%	38.3%
Expense ratio (b)	41.4%	41.9%	41.4%	41.4%	40.3%	39.7%	37.8%	38.1%	41.5%	39.0%
Combined ratio (c)	73.1%	73.5%	77.6%	74.5%	71.6%	97.1%	69.3%	67.4%	74.7%	76.4%

Investment yield (3)	4.42%	4.46%	4.77%	4.87%	5.01%	5.11%	5.16%	5.11%	4.64%	5.15%
Tax-adjusted yield (3) (4)	4.72%	4.76%	5.07%	5.18%	5.32%	5.43%	5.47%	5.32%	4.94%	5.44%

Investment (loss) income from real estate joint venture partnerships	$—	$(68)	$—	$—	$39	$—	$346	$—	$(68)	385

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Estimates based on client information and classification.
(2)	Does not include real estate owned policies.
(3)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$468,002	$470,385	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$1,879,628	$1,951,955
Net investment income	11,338	11,770	12,073	12,477	12,745	13,769	15,302	15,648	47,658	57,464
Fees and other income	9,978	10,140	9,847	9,914	9,774	10,100	9,637	9,406	39,879	38,917

	489,318	492,295	490,815	494,737	503,989	510,569	512,664	521,114	1,967,165	2,048,336

Benefits, losses and expenses:
Policyholder benefits	377,155	353,412	357,644	321,960	314,329	311,790	325,504	306,565	1,410,171	1,258,188
Selling, underwriting, general and administrative expenses	157,826	147,475	149,157	150,240	151,275	152,345	143,804	157,181	604,698	604,605

	534,981	500,887	506,801	472,200	465,604	464,135	469,308	463,746	2,014,869	1,862,793

(Loss) income before (benefit) provision for income taxes	(45,663)	(8,592)	(15,986)	22,537	38,385	46,434	43,356	57,368	(47,704)	185,543
(Benefit) provision for income taxes	(15,948)	(3,745)	(5,656)	7,865	13,319	16,230	15,635	20,105	(17,484)	65,289

Net operating (loss) income	$(29,715)	$(4,847)	$(10,330)	$14,672	$25,066	$30,204	$27,721	$37,263	$(30,220)	$120,254

Net earned premiums and other considerations:
Individual:
Individual medical	$319,215	$317,820	$316,093	$317,070	$319,704	$319,188	$318,095	$319,756	$1,270,198	$1,276,743
Short-term medical	24,308	27,278	26,604	26,048	25,978	27,335	24,583	23,539	104,238	101,435

Subtotal	343,523	345,098	342,697	343,118	345,682	346,523	342,678	343,295	1,374,436	1,378,178
Small employer group	124,479	125,287	126,198	129,228	135,788	140,177	145,047	152,765	505,192	573,777

Total	$468,002	$470,385	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$1,879,628	$1,951,955

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Sales (annualized issued premiums):
Individual:
Individual medical	$92,068	$91,434	$84,707	$88,769	$84,603	$87,600	$78,080	$79,976	$356,978	$330,259
Short-term medical	27,870	34,296	34,509	37,199	33,785	35,969	34,990	32,972	133,874	137,716

Subtotal	119,938	125,730	119,216	125,968	118,388	123,569	113,070	112,948	490,852	467,975
Small employer group	33,701	31,588	37,708	29,978	27,008	27,189	25,864	26,161	132,975	106,222

Total	$153,639	$157,318	$156,924	$155,946	$145,396	$150,758	$138,934	$139,109	$623,827	$574,197

Membership by product line (in thousands):
Individual:
Individual medical	568	568	570	572	578	585	587	599	568	578
Short-term medical	78	91	95	94	92	101	101	87	78	92

Subtotal	646	659	665	666	670	686	688	686	646	670
Small employer group	121	122	123	123	131	136	142	152	121	131

Total	767	781	788	789	801	822	830	838	767	801

Ratios:
Loss ratio (a)	80.6%	75.1%	76.3%	68.2%	65.3%	64.1%	66.7%	61.8%	75.0%	64.5%
Expense ratio (b)	33.0%	30.7%	31.2%	31.2%	30.8%	30.7%	28.9%	31.1%	31.5%	30.4%
Combined ratio (c)	111.9%	104.2%	105.9%	97.9%	94.8%	93.4%	94.4%	91.7%	105.0%	93.6%

Investment yield (1)	4.82%	5.24%	5.45%	5.59%	5.51%	5.67%	5.84%	6.12%	5.25%	5.80%
Tax-adjusted yield (1) (2)	5.05%	5.47%	5.70%	5.84%	5.78%	5.95%	6.13%	6.32%	5.48%	6.06%

Investment (loss) income from real estate joint venture partnerships	$—	$(135)	$—	$—	$51	$—	$691	$—	$(135)	$742

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$270,140	$255,968	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$1,052,137	$1,111,748
Net investment income	32,703	33,039	33,466	34,157	34,461	35,278	38,919	38,369	133,365	147,027
Fees and other income	6,578	7,467	7,540	6,758	5,901	6,475	7,208	6,555	28,343	26,139

	309,421	296,474	303,204	304,746	321,332	318,846	319,375	325,361	1,213,845	1,284,914

Benefits, losses and expenses:
Policyholder benefits	188,940	182,632	186,770	198,728	196,690	185,951	193,642	199,401	757,070	775,684
Selling, underwriting, general and administrative expenses	103,092	96,529	97,993	95,287	102,835	99,726	97,354	100,901	392,901	400,816

	292,032	279,161	284,763	294,015	299,525	285,677	290,996	300,302	1,149,971	1,176,500

Income before provision for income taxes	17,389	17,313	18,441	10,731	21,807	33,169	28,379	25,059	63,874	108,414
Provision for income taxes	5,833	5,863	6,313	3,709	7,669	11,712	9,749	8,727	21,718	37,857

Net operating income	$11,556	$11,450	$12,128	$7,022	$14,138	$21,457	$18,630	$16,332	$42,156	$70,557

Net earned premiums and other considerations:
Group dental	$108,910	$105,507	$105,306	$105,565	$110,084	$109,982	$108,976	$106,073	$425,288	$435,115
Group disability single premiums for closed blocks	—	—	—	—	5,947	—	—	5,500	—	11,447
All other group disability	112,722	103,460	108,495	109,704	113,832	115,749	113,327	116,300	434,381	459,208
Group life	48,508	47,001	48,397	48,562	51,107	51,362	50,945	52,564	192,468	205,978

Total	$270,140	$255,968	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$1,052,137	$1,111,748

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Sales (1):
Group dental	$14,354	$21,202	$16,904	$31,573	$16,487	$24,918	$23,021	$45,625	$84,033	$110,051
Group disability	6,351	10,587	8,207	14,172	9,310	13,972	10,404	18,909	39,317	52,595
Group life	4,509	6,547	5,086	9,859	5,738	6,936	5,775	9,836	26,001	28,285

Total	$25,214	$38,336	$30,197	$55,604	$31,535	$45,826	$39,200	$74,370	$149,351	$190,931

Ratios:
Loss ratio (a)	69.9%	71.3%	71.2%	75.3%	70.0%	67.1%	70.9%	71.1%	72.0%	69.8%
Expense ratio (b)	37.3%	36.6%	36.3%	35.2%	35.8%	35.2%	34.7%	35.2%	36.4%	35.2%

Investment yield (2)	5.79%	5.88%	5.86%	5.98%	5.94%	5.98%	6.25%	6.29%	5.87%	6.13%
Tax-adjusted yield (2) (3)	5.86%	5.94%	5.93%	6.05%	6.01%	6.06%	6.33%	6.35%	5.94%	6.20%
Investment (loss) income from real estate joint venture partnerships	$—	$(237)	$—	$—	$84	$—	$1,210	$—	$(237)	$1,294

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Sales do not include any sales from assumed business, only direct.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2009	December 31, 2008

Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3,984	3,884	3,967	4,414	5,379	6,599	6,568	7,652	16,249	26,198
Net realized (losses) gains on investments	(11,632)	19,866	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(53,597)	(428,679)
Amortization of deferred gains on disposal of businesses	2,107	6,802	6,750	6,802	7,327	7,379	7,327	7,379	22,461	29,412
Fees and other income	(174)	83	139,214	1,679	190	212	2,771	63	140,802	3,236

	(5,715)	30,635	143,789	(42,794)	(38,861)	(285,015)	(17,908)	(28,049)	125,915	(369,833)

Benefits, losses and expenses:
Policyholder benefits	1,988	92	5,496	(168)	6	12	1,096	—	7,408	1,114
Selling, underwriting, general and administrative expenses	22,474	20,289	27,575	23,431	21,767	19,448	35,281	16,193	93,769	92,689
Interest expense	15,160	15,160	15,160	15,189	15,188	15,190	15,287	15,288	60,669	60,953

	39,622	35,541	48,231	38,452	36,961	34,650	51,664	31,481	161,846	154,756

(Loss) income before (benefit) provision for income taxes	(45,337)	(4,906)	95,558	(81,246)	(75,822)	(319,665)	(69,572)	(59,530)	(35,931)	(524,589)
(Benefit) provision for income taxes	(21,290)	(8,232)	23,156	(5,154)	(88,700)	(105,246)	(49,778)	(20,464)	(11,520)	(264,188)

Net (loss) income	$(24,047)	$3,326	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(24,411)	$(260,401)

Real estate investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net income (loss)	$(24,047)	$3,326	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(24,411)	$(260,401)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(1,370)	(4,421)	(4,388)	(4,421)	(4,763)	(4,796)	(4,763)	(4,796)	(14,600)	(19,118)
Interest expense	9,854	9,854	9,854	9,873	9,872	9,874	9,937	9,937	39,435	39,620
Net realized (gains) losses on investments	7,561	(12,913)	3,992	36,198	33,642	194,483	22,473	28,043	34,838	278,641
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	—	(62,364)	—	(26,630)	—	—	(88,994)
Change in tax valuation allowance	(936)	(7,043)	(13,021)	21,000	—	—	—	—	—	—
Legal settlement and related expenses	—	1,454	(84,996)	—	—	—	—	—	(83,542)	—

Corporate and other line item result (1)	$(8,938)	$(9,743)	$(16,157)	$(13,442)	$(10,735)	$(14,858)	$(18,777)	$(5,882)	$(48,280)	$(50,252)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income (Loss) on page 5.

Assurant, Inc.

Investments

(Unaudited)

($ in thousands)	As of December 31, 2009		As of December 31, 2008

Investments by type
Fixed maturity securities available for sale, at fair value	$9,966,772	68.8%	$8,631,687	65.9%
Equity securities available for sale, at fair value
Preferred stock	508,458	3.5%	430,403	3.3%
Common stock	4,529	0.0%	4,049	0.0%
Commercial mortgage whole loans on real estate, at amortized cost	1,428,027	9.9%	1,506,694	11.5%
Policy loans	56,407	0.4%	58,096	0.4%
Short-term investments	453,469	3.1%	703,402	5.4%
Collateral held under securities lending	218,129	1.5%	234,027	1.8%
Other investments	522,041	3.6%	498,434	3.8%

Total investments	13,157,832	90.9%	12,066,792	92.1%
Cash and cash equivalents	1,318,552	9.1%	1,040,684	7.9%

Total investments and cash and cash equivalents	$14,476,384	100.0%	$13,107,476	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,152,842	61.8%	$5,712,630	66.1%
Baa	2,953,964	29.6%	2,398,830	27.8%
Ba	647,321	6.5%	403,636	4.7%
B and lower	212,645	2.1%	116,591	1.4%

Total	$9,966,772	100.0%	$8,631,687	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	As of December 31, 2009				As of December 31, 2008
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)

Fixed Maturity Securities by Issuer Type:

Government:
U.S. Government and government agencies	$115,268	$120,330	1.2%	$5,062	$136,725	$150,487	1.8%	$13,762
State, municipalities and political subdivisions	873,548	910,068	9.1%	36,520	874,134	873,580	10.1%	(554)
Foreign governments	558,254	572,827	5.7%	14,573	503,620	513,318	5.8%	9,698
Corporate (1):
Consumer cyclical	975,965	1,014,735	10.2%	38,770	1,035,228	915,887	10.6%	(119,341)
Consumer non-cyclical	306,841	322,638	3.2%	15,797	315,544	302,847	3.5%	(12,697)
Energy	751,097	790,437	7.9%	39,340	670,000	604,332	7.0%	(65,668)
Financials	2,089,298	2,076,599	20.8%	(12,699)	1,869,195	1,672,525	19.4%	(196,670)
Health care	416,581	431,155	4.3%	14,574	306,016	290,410	3.4%	(15,606)
Industrials	928,154	952,792	9.6%	24,638	949,846	851,921	9.9%	(97,925)
Materials	287,338	292,502	2.9%	5,164	262,411	220,934	2.5%	(41,477)
Technology	150,542	156,272	1.6%	5,730	126,410	120,626	1.4%	(5,784)
Telecommunications	474,025	502,267	5.0%	28,242	388,872	376,896	4.4%	(11,976)
Utilities	856,645	894,794	9.0%	38,149	793,188	767,630	8.9%	(25,558)
Other corporate	349	357	0.0%	8	363	374	0.0%	11
Asset-backed securities	51,834	53,963	0.5%	2,129	62,184	59,906	0.7%	(2,278)
Commercial mortgage-backed securities	159,780	159,907	1.6%	127	241,458	198,103	2.3%	(43,355)
Residential mortgage-backed securities (RMBS):
Agency	663,407	690,632	6.9%	27,225	654,370	683,521	7.9%	29,151
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	17,739	17,307	0.2%	(432)	22,911	22,390	0.3%	(521)
Other	4,227	4,064	0.1%	(163)	352	365	0.0%	13
Collaterized debt obligations:
Credit backed	3,191	3,126	0.1%	(65)	5,817	5,635	0.1%	(182)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,684,083	$9,966,772	100.0%	$282,689	$9,218,644	$8,631,687	100.0%	$(586,957)

(1)	Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended December 31, 2009			For the Three Months Ended December 31, 2008			For the Year Ended December 31, 2009			For the Year Ended December 31, 2008
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)

Fixed maturity securities, available for sale	5.82%	$140,296	$(5,507)	5.96%	$140,721	$(36,334)	5.89%	$558,639	$(5,587)	6.02%	$584,712	$(215,648)
Equity securities, available for sale	7.03%	9,120	84	6.93%	10,154	(4,319)	7.24%	38,189	(35,486)	6.76%	45,775	(189,527)
Commercial mortgage whole loans on real estate	6.13%	22,031	(4,913)	6.34%	23,839	(626)	6.27%	92,116	(10,219)	6.42%	95,013	326
Policy loans	6.23%	878	—	6.35%	918	—	5.84%	3,329	—	6.50%	3,717	—
Cash and short-term investments	0.61%	2,627	(20)	2.02%	8,617	2	1.04%	16,292	127	2.80%	43,246	(1)
Other investments*	3.22%	4,251	(1,276)	3.86%	4,981	(10,480)	3.40%	17,453	(2,432)	5.07%	27,395	(23,829)

Total		179,203	$(11,632)		189,230	$(51,757)		726,018	$(53,597)		799,858	$(428,679)

Investment expenses		(6,700)			(6,182)			(27,180)			(25,511)

Net investment income		$172,503			$183,048			$698,838			$774,347

Gross realized gains			$14,891			$12,835			$55,695			$67,945
Gross realized losses			(20,258)			(24,569)			(70,632)			(156,471)
Other-than-temporary impairments on available for sale securities			(6,265)			(40,023)			(38,660)			(340,153)

Net realized gains (losses) on investments			$(11,632)			$(51,757)			$(53,597)			$(428,679)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc.

Summary of Net Operating Income Disclosed Items - (1)

Income / (Expense) Items

(unaudited)

		For the Three Months Ended
($ in millions, after-tax)		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
		$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**

Assurant Solutions:
Exit cost for international business	(c)(d)	$—	$—	$—	$—	$—	$—	$—	$—	$(9.7)	$(0.08)	$—	$—	$—	$—	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(6.9)	$(0.06)	$—	$—
Client bankruptcies	(c)	$—	$—	$—	$—	$—	$—	$—	$—	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—
Client related settlements	(a)(c)	$—	$—	$—	$—	$—	$—	$—	$—	$5.9	$0.05	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10
Restructuring costs	(c)	$(8.4)	$(0.07)	$—	$—	$(2.4)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Specialty Property:
Catastrophe losses, net of reinsurance (2)	(b)	$—	$—	$—	$—	$—	$—	$—	$—	$(5.1)	$(0.04)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—
Client related settlements	(c)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4.6	$0.04
Reinsurance reinstatement premiums	(e)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(8.6)	$(0.07)	$—	$—	$—	$—
Restructuring costs	(c)	$—	$—	$—	$—	$(2.5)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Subrogation reimbursement	(b)	$—	$—	$5.9	$0.05	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Health:
Reserve strengthening	(b)	$—	$—	$—	$—	$(9.0)	$(0.08)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Litigation reserve	(b)	$(24.0)	$(0.20)	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Restructuring costs	(c)	$(2.9)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
H1N1 related medical expenses	(b)	$(2.5)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Employee Benefits:
Reserve adequacy study adjustment	(b)	$2.1	$0.02	$—	$—	$—	$—	$—	$—	$3.5	$0.03	$—	$—	$—	$—	$—	$—
Restructuring costs	(c)	$(1.0)	$(0.01)	$—	$—	$(1.5)	$(0.01)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(c)	$(3.5)	$(0.03)	$—	$—	$—	$—	$—	$—	$1.7	$0.01	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)
Change in various tax liabilities/receivables	(d)	$4.5	$0.04	$—	$—	$—	$—	$—	$—	$—	$—	$(4.0)	$(0.03)	$—	$—	$—	$—
Compensation expense	(c)	$—	$—	$—	$—	$—	$—	$(4.6)	$(0.04)	$—	$—	$—	$—	$—	$—	$—	$—

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes
(e)	Net earned premiums

*	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.

**	Diluted earnings per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed third quarter 2009 Form 10-Q and our upcoming 2009 Annual Report on Form 10-K.

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.

(2)	Assurant discloses catastrophe losses including Individual Services Office (“ISO”) and non-ISO events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.

(3)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc.

Ratings Summary

(Unaudited)

As of December 31, 2009
	A.M. Best	Moody’s	Standard & Poor’s

Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
John Alden Life Insurance Company	A-	A2	BBB+
Reliable Lloyds	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	BBB+
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A

Commercial Paper	AMB-2	P-2	A-2
Senior Debt	bbb	Baa1	BBB

Exhibit I

Assurant, Inc. and Subsidiaries

Top 30 Corporate Issuer Exposures

(unaudited)

	As of December 31, 2009
($ in thousands)	Fixed Maturity Securities			Preferred Stocks
Corporate Issuer	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss

General Electric Co	$129,609	$130,474	$(865)	$6,581	$7,916	$(1,335)
Bank of America Corp	93,688	98,025	(4,337)	35,910	43,404	(7,494)
Wells Fargo & Company	97,455	96,565	890	19,531	16,222	3,309
HSBC Holdings PLC	69,147	68,821	326	30,289	29,868	421
Verizon Communications	97,995	93,268	4,727	—	—	—
AT&T Inc	89,692	83,371	6,321	—	—	—
JPMorgan Chase & Co	61,371	62,764	(1,393)	21,052	20,303	749
MidAmerican Energy Holdings	70,542	66,928	3,614	772	1,017	(245)
US Bancorp	18,696	17,538	1,158	50,286	53,951	(3,665)
Pfizer Inc	67,265	64,122	3,143	—	—	—
Comcast Corp	64,504	62,420	2,084	—	—	—
IBM Corp	63,263	60,013	3,250	—	—	—
Goldman Sachs Group Inc	52,222	53,255	(1,033)	9,220	9,638	(418)
PNC Financial Services	33,833	33,080	753	26,085	22,498	3,587
Canadian Imperial Bank	51,736	49,185	2,551	6,422	4,955	1,467
ConocoPhillips	56,124	50,752	5,372	—	—	—
FMR LLC	53,513	54,779	(1,266)	—	—	—
Morgan Stanley	50,579	51,543	(964)	1,758	842	916
Citigroup Inc	52,243	57,665	(5,422)	—	—	—
Prudential Financial Inc	51,694	50,049	1,645	—	—	—
Manulife Financial Corp	35,224	36,274	(1,050)	15,461	14,451	1,010
Time Warner Cable Inc	50,255	46,913	3,342	—	—	—
Burlington Northern Santa Fe	50,077	47,516	2,561	—	—	—
Bank of New York Mellon Corp	36,349	35,823	526	12,710	14,159	(1,449)
Deere & Co	48,735	44,187	4,548	—	—	—
Duke Energy Corp	48,483	46,347	2,136	—	—	—
Hydro One Inc	47,364	45,271	2,093	—	—	—
MetLife Inc	29,853	29,127	726	17,193	17,349	(156)
Transcanada Corp	46,207	40,258	5,949	—	—	—
Target Corp	46,206	44,076	2,130	—	—	—

	1,763,924	1,720,409	43,515	253,270	256,573	(3,303)

Exhibit II

Assurant, Inc.

Commercial Mortgage Loans Summary (1)

(unaudited)

($ in thousands)	As of December 31, 2009
	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$485,215	34%
Middle Atlantic	257,898	18%
New England	176,283	12%
South Atlantic	168,739	12%
Mountain	161,412	11%
West South Central	82,770	6%
West North Central	43,775	3%
East South Central	26,396	2%
Canada	25,103	1%
East North Central	16,565	1%
Allowance for loan losses	(16,129)	—

Total	$1,428,027	100%

Property Type
Retail	$475,228	33%
Office	471,650	33%
Industrial	371,037	26%
Other	70,416	5%
Apartments	55,825	3%
Allowance for loan losses	(16,129)	—

Total	$1,428,027	100%

Loan Size
Under $3 million	$571,170	40%
$3 million but less than $6 million	464,285	32%
$6 million but less than $9 million	230,058	16%
$9 million but less than $12 million	58,472	4%
$12 million and over	120,171	8%
Allowance for loan losses	(16,129)	—

Total	$1,428,027	100%

Commercial Mortgage Loan Information by Vintage

As of December 31, 2009

	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Book value weighted average loan-to-value (2)
Loan year
2004 and prior	$566,335	—	276	—	$2,052	47.45%
2005	245,702	—	72	—	3,413	66.86%
2006	172,529	—	62	—	2,783	62.98%
2007	287,384	—	90	—	3,193	78.74%
2008	153,978	—	42	—	3,666	73.24%
2009	18,228	—	3	—	6,076	72.54%
Allowance for loan losses	(16,129)	—	N/A	—	N/A	N/A

Total	$1,428,027	—	545	—	$2,620	61.90%

(1)	We originate fixed rate mortgage loans on commercial real estate. We are the sole lender and generally hold these loans to maturity. We do not typically securitize or otherwise sell these loans.
(2)	Based on property appraisals as of September 30, 2009.